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                                                                  EXECUTION COPY

                                                                    EXHIBIT 10.1

SUBSCRIPTION AGREEMENT

         This Subscription Agreement (this "Agreement") is entered into as of the date set forth on the signature page hereof by and between LOUDEYE CORP., a Delaware corporation (together with its successors and permitted assigns, the "Issuer"), and the undersigned investor (together with its successors and permitted assigns, the "Investor"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in Section 9.1.

                                    RECITALS

         Subject to the terms and conditions of this Agreement, the Investor desires to subscribe for and purchase, and the Issuer desires to issue and sell to the Investor, certain shares of the Issuer's common stock, par value $.01 per share (the "Common Stock"). The Issuer is offering an aggregate of ten million eight hundred eleven thousand (10,810,811) shares of Common Stock in a private placement to the Investor, and other investors who execute a series of agreements similar to this Agreement (who, together with the Investor, are collectively hereinafter referred to as the "Investors"), at a purchase price of $1.85 per share and on the other terms and conditions contained in this Agreement (the "Offering"), provided that the Issuer reserves the right to sell a lesser or greater number of shares.

                               TERMS OF AGREEMENT

         In consideration of the mutual representations and warranties, covenants and agreements contained herein, the parties hereto agree as follows:

         1. SUBSCRIPTION AND ISSUANCE OF COMMON STOCK

         SUBSCRIPTION AND ISSUANCE OF COMMON STOCK. Subject to the terms and conditions of this Agreement, the Issuer will issue and sell to the Investor and the Investor subscribes for and will purchase from the Issuer the number of shares of Common Stock set forth on the signature page hereof (the "Shares") for the aggregate purchase price set forth on the signature page hereof, which shall be equal to the product of the number of Shares subscribed for by the Investor times the per share purchase price specified in the above Recitals to this Agreement (the "Purchase Price").

         TRANSFER RESTRICTIONS. The Shares may be disposed of only in compliance with state and federal securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement, to the Issuer, or to an Affiliate of Investor, the Issuer may require the transferor thereof to provide to the Issuer an opinion of counsel selected by the transferor, at the expense of the Investor or transferee, the form and substance of which opinion shall be reasonably satisfactory to the Issuer, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. As a condition of transfer, any such

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transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of an Investor under this Agreement.

         LEGEND. Any certificate or certificates representing the Shares shall bear the following legend:

         THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE WITH RESPECT THERETO OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND ALSO MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH ANY APPLICABLE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A SUBSCRIPTION AGREEMENT BETWEEN THE COMPANY AND THE HOLDER, WHICH MAY RESTRICT THE TRANSFER OF SUCH SECURITIES IN CERTAIN CIRCUMSTANCES. A COPY OF SUCH AGREEMENT MAY BE OBTAINED, WITHOUT CHARGE, AT THE COMPANY'S PRINCIPAL OFFICE.

         REMOVAL OF LEGENDS. Any legend endorsed on a certificate evidencing the Shares shall be removed upon the request of the Investor, and the Issuer shall issue a certificate without such legend to the holder of such Shares, if such Shares are being sold pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144(k) promulgated thereunder, and the purchaser thereof may immediately resell such Shares without restriction and without registration; provided, however, that in the case of a sale pursuant to Rule 144(k), such holder of Shares shall provide such information as is reasonably requested by the Issuer to ensure that such Shares may be sold in reliance on Rule 144(k).

         LEGAL, TAX OR INVESTMENT ADVICE. The Investor understands that nothing in this Agreement or any other materials presented to such Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

         2. CLOSING

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         CLOSING. The closing of the transactions contemplated herein (the
"Closing") shall take place on a date designated by the Issuer, which date shall be on or before February 17, 2004. The Closing shall take place at the offices of Allen & Company LLC, the placement agent, 711 Fifth Avenue, New York, New York 10022. At the Closing, unless the Investor and the Issuer otherwise agree
(i) the Investor shall pay the Purchase Price to the Issuer, by wire transfer of immediately available funds to an account designated in writing by the Issuer;
(ii) the Issuer shall issue to the Investor the Shares, and deliver to the Investor certificates for the Shares duly registered in the name of the Investor, within three business days, or as soon as practicable thereafter, and
(iii) all other agreements and other documents referred to in this Agreement which are required for the Closing shall be executed and delivered (if that is not done prior to the Closing).

         TERMINATION. This Agreement may be terminated at any time prior to the
Closing:

                  by mutual written consent of the Issuer and the Investor;

                  by the Investor, upon a material breach of any representation and warranty, covenant or agreement on the part of the Issuer set forth in this Agreement, or if any material representation and warranty of the Issuer shall have become untrue in any material respect, in either case such that the conditions in Section 8.1 would be incapable of being satisfied by the date of the Closing; or

                  by the Issuer, upon a material breach of any representation and warranty, covenant or agreement on the part of the Investor set forth in this Agreement, or if any material representation and warranty of the Investor shall have become untrue in any material respect, in either case such that the conditions in Section 8.2 would be incapable of being satisfied by the date of the Closing.

         EFFECT OF TERMINATION. In the event of termination of this Agreement pursuant to Section 2.2, this Agreement shall forthwith become void, there shall be no liability on the part of the Issuer or the Investor to each other and all rights and obligations of any party hereto shall cease; provided, however, that nothing herein shall relieve any party from liability for the willful breach of any of its representations and warranties, covenants or agreements set forth in this Agreement.

         3. REPRESENTATIONS AND WARRANTIES OF THE ISSUER

As a material inducement to the Investor entering into this Agreement and subscribing for the Shares, the Issuer represents and warrants to the Investor as follows:

         CORPORATE STATUS. The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease its properties and assets and to conduct its business as now conducted

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except where the failure to do so would not have a Material Adverse Effect. Each subsidiary as referred to in the SEC Reports (as hereinafter defined) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own and lease its properties and assets and to conduct its business as now conducted except where the failure to do so would not have a Material Adverse Effect. The Issuer and its subsidiaries are each qualified to do business as a foreign corporation and are in good standing in all states where the conduct of their respective businesses or their ownership or leasing of property requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect.

         CORPORATE POWER AND AUTHORITY. The Issuer has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. At the time of the Closing, the Issuer will have taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

         ENFORCEABILITY. This Agreement has been duly executed and delivered by the Issuer and (assuming it has been duly authorized, executed and delivered by the Investor) constitutes a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) with respect to the indemnification provisions set forth herein, as and to the extent limited by public policy.

         NO VIOLATION. The execution and delivery by the Issuer of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by the Issuer with the terms and provisions hereof (including, without limitation, the Issuer's issuance to the Investor of the Shares as contemplated by and in accordance with this Agreement), will not result in a default under (or give any other party the right, with the giving of notice or the passage of time (or both), to declare a default or accelerate any obligation under) or violate any provision of the Certificate of Incorporation or By-Laws of the Issuer or any material Contract to which the Issuer is a party (except to the extent such a default, acceleration, or violation would not, in the case of a Contract, have a Material Adverse Effect on the Issuer), or violate any Requirement of Law applicable to the Issuer, or result in the creation or imposition of any material Lien upon any of the capital stock, properties or assets of the Issuer or any of its Subsidiaries (except where such violations of any Requirement of Law or creations or impositions of any Liens would not have a Material Adverse Effect on the Issuer).

         CONSENTS/APPROVALS. Except for the filing of a registration statement in accordance with Article 6 hereof and filings with the SEC, the securities commissions of the states in which the Shares are to be issued, and The Nasdaq Stock Market, no consents, permits, filings, authorizations or other actions of any Governmental Authority are required to be obtained or made by the Issuer for the Issuer's execution, delivery and performance of this Agreement which have not already been obtained or made. No consent, approval, waiver or other action by any Person under any Contract to which the Issuer is a party or by which the Issuer or any of its properties or assets are bound is required or necessary for the execution, delivery or performance

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by the Issuer of this Agreement and the consummation of the transactions contemplated hereby, except where the failure to obtain such consents would not have a Material Adverse Effect on the Issuer.

         VALID ISSUANCE. Upon payment of the Purchase Price by the Investor and delivery to the Investor of the certificates for the Shares, such Shares will be validly issued, fully paid and non-assessable, free from all Liens with respect to the issuance of such Shares and will not be subject to any preemptive or similar rights.

         SEC FILINGS, OTHER FILINGS AND NASDAQ COMPLIANCE. The Issuer has timely made all filings required to be made by it under the Exchange Act. The Issuer has delivered or made accessible to the Investor true, accurate and complete copies of (i) Issuer's Annual Report on Form 10-K for the fiscal year ended December 31, 2002; (ii) the Issuer's Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2003, June 30, 2003 (as amended) and September 30, 2003; (iii) the Issuer's definitive proxy statement dated June 19, 2003 relating to its 2003 Annual Meeting of Stockholders; and (iv) the Issuer's Current Report on Form 8-K dated January 9, 2004 (the "SEC Reports"). The SEC Reports, when filed, complied in all material respects with all applicable requirements of the Exchange Act. None of the SEC Reports, at the time of filing, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances in which they were made. The Issuer has filed in a timely manner all documents that the Issuer was required to file under the Exchange Act during the 12 months preceding the date of this Agreement. The Issuer has reasonable grounds to believe that it meets all of the requirements to register the resale of the Shares in a secondary offering on a registration statement on Form S-3 under the Securities Act. The Issuer has taken, or will have taken prior to the Closing, all necessary actions to ensure its continued inclusion in, and the continued eligibility of the Common Stock for trading on, The Nasdaq Stock Market under all currently effective inclusion requirements. Each balance sheet included in the SEC Reports (including any related notes and schedules) fairly presents in all material respects the consolidated financial position of the Issuer as of its date, and each of the other financial statements included in the SEC Reports (including any related notes and Schedules) fairly presents in all material respects the consolidated results of operations of the Issuer for the periods or as of the dates therein set forth in accordance with GAAP consistently applied during the periods involved (except that the interim reports are subject to adjustments which might be required as a result of year end audit and except as otherwise stated therein).

         COMMISSIONS. The Issuer has not incurred any other obligation for any finder's or broker's or agent's fees or commissions in connection with the transactions contemplated hereby, except that the Issuer will pay a 5% commission to Allen & Company LLC ("Allen"), the placement agent for the Offering.

         CAPITALIZATION. The authorized capital stock of the Issuer consists of 100,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. All issued and outstanding shares of capital stock of the Issuer have been, and as of the Closing Date will be, duly authorized and validly issued and are fully paid and non-assessable. As of February 9, 2004, the Issuer has issued and outstanding 57,016,656 shares of Common Stock and no shares of Preferred Stock. Except as described in this Section 3.9 and on Schedule 3.9, there are no outstanding options,

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warrants, rights (including conversion or preemptive rights and rights of first refusal and similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Issuer of any shares of capital stock and the Issuer is not a party to or subject to any agreement or understanding, and there is no agreement or understanding between any person and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Issuer. The Issuer has no obligation, contingent or otherwise, to redeem or repurchase any equity security or any security that is a combination of debt and equity.

                                      (1)

         MATERIAL CHANGES. To the Issuer's knowledge, except as set forth in the SEC Reports or as otherwise contemplated herein, since September 30, 2003, there has been no Material Adverse Change in the Issuer and its subsidiaries taken as a whole. Except as set forth in the SEC Reports, since September 30, 2003, there has not been (i) any direct or indirect redemption, purchase or other acquisition by the Issuer of any shares of the Common Stock or (ii) declaration, setting aside or payment of any dividend or other distribution by the Issuer with respect to the Common Stock.

         LITIGATION. Except as disclosed in the SEC Reports, or on Schedule 3.11, there is no action, suit, proceeding or, to the Issuer's knowledge, any investigation pending or currently threatened against the Issuer or any of its subsidiaries that questions the validity of this Agreement or the right of the Issuer to enter into it, or to consummate the transactions contemplated hereby, or that could reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect on the Issuer or any change in the current equity ownership of the Issuer. The foregoing includes, without limitation, actions pending or, to the Issuer's knowledge, threatened involving the prior employment of any of the Issuer's employees or their use in connection with the Issuer's business of any information or techniques allegedly proprietary to any of their former employers. Neither the Issuer nor any of its subsidiaries is a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Issuer or any of its subsidiaries currently pending or which the Issuer or any of its subsidiaries currently intends to initiate.

         RIGHTS OF REGISTRATION AND VOTING RIGHTS. Except as contemplated in this Agreement and as disclosed on Schedule 3.12, the Issuer has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity, and, to the knowledge of the Issuer, no stockholder of the Issuer has entered into any agreements with respect to the voting of capital shares of the Issuer.

         OFFERINGS. Subject in part to the truth and accuracy of Investor's representations and warranties set forth in this Agreement, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act and any applicable state securities laws, and neither the Issuer nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

         COMPLIANCE WITH CERTIFICATE OF INCORPORATION AND BY-LAWS; COMPLIANCE WITH LAWS. The Issuer is not in violation or default of any provisions of its Certificate of Incorporation or

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Bylaws. The business and operations of the Issuer have been conducted in accordance with all applicable laws, rules and regulations of all governmental agencies, authorities and instrumentalities (including, without limitation, under the federal and state securities laws, Employee Retirement Income Security Act of 1974, as amended and all laws relating to the employment of labor), except for such violations which would not, individually or in the aggregate, have a Material Adverse Effect.

         NASDAQ SMALLCAP MARKET. The Common Stock is listed on The Nasdaq SmallCap Market and, to the knowledge of the Issuer, there are no proceedings to revoke or suspend such listing. The issuance of the Shares will not contravene any NASDAQ Marketplace Rule. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The Issuer has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, delisting the Common Stock from The Nasdaq SmallCap Market. The Issuer has not received any notification that, and has no knowledge that, the SEC or the NASD is contemplating terminating such listing or registration. The issuance of the Shares does not require stockholder approval, including, without limitation, as may be required pursuant to the Nasdaq Marketplace Rules.

         TAX MATTERS. The Issuer has filed all tax returns and reports as required by federal, state, local, and foreign law and has paid all taxes shown thereon that have become due and payable. Such returns and reports were materially accurate and complete when filed and reflect all taxes and other assessments due thereunder to be paid by the Issuer, except those contested by it in good faith. The provision for taxes of the Issuer included in the provision for accrued liabilities in the Issuer's Financial Statements is adequate for taxes due or accrued as of the dates thereof. The Issuer has never had any material tax deficiency proposed or assessed against it.

         SARBANES-OXLEY. The Chief Executive Officer and the Chief Financial Officer of the Issuer have signed, and the Issuer has furnished to the SEC, all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, and neither the Issuer nor any of its officers has received notice from any governmental entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications.

         DISCLOSURE. The Issuer is aware of no facts which lead it to believe that the Disclosure Documents, as of their respective dates, contain any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         4. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

As a material inducement to the Issuer entering into this Agreement and issuing the Shares, the Investor represents and warrants to the Issuer as follows:

         POWER AND AUTHORITY. The Investor, if other than a natural person, is an entity duly

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organized, validly existing and in good standing under the laws of the state of its incorporation or formation. The Investor has the corporate, partnership or other power and authority under applicable law to execute and deliver this Agreement and consummate the transactions contemplated hereby, and has all necessary authority to execute, deliver and perform its obligations under this Agreement and consummate the transactions contemplated hereby. The Investor has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby and, when delivered, this Agreement will constitute the valid and legally binding obligation of the Investor, enforceable against it in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) with respect to the indemnification provisions set forth herein, as and to the extent limited by public policy.

         NO VIOLATION. The execution and delivery by the Investor of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by the Investor with the terms and provisions hereof, will not result in a default under (or give any other party the right, with the giving of notice or the passage of time (or both), to declare a default or accelerate any obligation under) or violate any charter or similar documents of the Investor, if other than a natural person, or any Contract to which the Investor is a party or by which it or its properties or assets are bound, or violate any Requirement of Law applicable to the Investor, other than such violations or defaults which, individually and in the aggregate, do not and will not have a Material Adverse Effect on the Investor.

         CONSENTS/APPROVALS. No consents, filings, authorizations or actions of any Governmental Authority are required for the Investor's execution, delivery and performance of this Agreement. No consent, approval, waiver or other actions by any Person under any Contract to which the Investor is a party or by which the Investor or any of its properties or assets are bound is required or necessary for the execution, delivery and performance by the Investor of this Agreement and the consummation of the transactions contemplated hereby.

         INVESTMENT INTENT. The Investor is acquiring the Shares hereunder for its own account and with no present intention of distributing or selling such Shares and further agrees not to transfer such Shares in violation of the Securities Act or any applicable state securities law, and no one other than the Investor has any beneficial interest in the Shares. The Investor agrees that it will not sell or otherwise dispose of any of the Shares unless such sale or other disposition has been registered under the Securities Act or, in the opinion of counsel acceptable to the Issuer, is exempt from registration under the Securities Act and has been registered or qualified or, in the opinion of such counsel acceptable to the Issuer, is exempt from registration or qualification under applicable state securities laws. The Investor understands that the offer and sale by the Issuer of the Shares being acquired by the Investor hereunder has not been registered under the Securities Act by reason of their contemplated issuance in transactions exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that the reliance of the Issuer on such exemption from registration is predicated in part on these representations and warranties of the Investor. The Investor acknowledges that pursuant to Section 1.3 of this Agreement a restrictive legend consistent with the foregoing has been or will be placed on the certificates for the Shares. The Investor is acquiring the Shares

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hereunder in the ordinary course of its business. The Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares.

         ACCREDITED INVESTOR. The Investor is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act (a copy of which is attached hereto as Exhibit A), and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made by it hereunder.

         ADEQUATE INFORMATION. The Investor has received from the Issuer, and has reviewed, such information which the Investor considers necessary or appropriate to evaluate the risks and merits of an investment in the Shares, including without limitation, the documents listed on Exhibit B, which have been received by Investor as part of an informational packet of materials from the Issuer (the "Disclosure Documents"). The Investor acknowledges that each of the SEC Reports, including the risk factors contained therein, are specifically incorporated herein by reference and form an integral part of this Agreement. The Investor also acknowledges that the additional risk factors set forth on Exhibit B and contained in the Disclosure Documents are specifically incorporated herein by reference and forms an integral part of this Agreement.

         OPPORTUNITY TO QUESTION. The Investor has had the opportunity to question, and has questioned, to the extent deemed necessary or appropriate, representatives of the Issuer so as to receive answers and verify information obtained in the Investor's examination of the Issuer, including the information that the Investor has received and reviewed as referenced in Section 4.7 hereof in relation to its investment in the Shares.

         NO OTHER REPRESENTATIONS. No oral or written representations have been made to the Investor in connection with the Investor's acquisition of the Shares which were in any way inconsistent with the information reviewed by the Investor. The Investor acknowledges that no representations or warranties of any type or description have been made to it by any Person with regard to the Issuer, any of its Subsidiaries, any of their respective businesses, properties or prospects or the investment contemplated herein, other than the representations and warranties set forth in Article 3 hereof.

         KNOWLEDGE AND EXPERIENCE. The Investor has such knowledge and experience in financial, tax and business matters, including substantial experience in evaluating and investing in common stock and other securities (including the common stock and other securities of speculative companies), so as to enable the Investor to utilize the information referred to in Section 4.6 hereof and any other information made available by the Issuer to the Investor in order to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto. The Investor is able to bear the economic risk of an investment in the Shares and is able to afford a complete loss of such investment.

         INDEPENDENT DECISION. The Investor is not relying on the Issuer, any other potential investor, or on any legal or other opinion in the materials reviewed by the Investor with respect to the financial or tax considerations of the Investor relating to its investment in the Shares. The Investor has relied solely on the representations and warranties, covenants and agreements of the

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Issuer in this Agreement (including the Exhibits hereto) and on its examination and independent investigation in making its decision to acquire the Shares.

         GENERAL SOLICITATION. The Investor is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

         RESIDENCE. If the Investor is an individual, then such Investor resides in the state or province identified in the address of such Investor set forth on the signature page hereto; if such Investor is a partnership, corporation, limited liability company or other entity, then the office or offices of such Investor in which its investment decision was made is located at the address or addresses of such Investor set forth on the signature page hereto.

         NO PRIOR SHORT SELLING. At no time during the 30 days prior to the Closing has the Investor engaged in or effected, in any manner whatsoever, directly or indirectly, in any "short sale" (as such term is defined in Rule 3b-3 of the Exchange Act) of the Common Stock (a "Short Sale").

         BENEFICIAL OWNERSHIP. At the Closing, the Investor will not, after giving effect to the Shares purchased hereunder, beneficially own in excess of 19.99% of the number of shares of Common Stock of the Issuer then outstanding, determined in accordance with Rule 13d-3 of the Exchange Act).

         COMMISSIONS. The Investor has not incurred any obligation for any finder's or broker's or agent's fees or commissions in connection with the transactions contemplated hereby.

         NO BROKER -DEALER. The Investor is not required to be registered as a broker-dealer pursuant to Section 15 of the Exchange Act.

         5. COVENANTS

         PUBLIC ANNOUNCEMENTS. Each party to this Agreement agrees that it shall not issue or release any public announcement with respect to this Agreement or the transactions provided for herein, which names the other party, without the prior consent of the other party. Notwithstanding the foregoing, nothing in this
Section 5.1 shall prevent any party hereto from making such public announcements or filings as it may consider necessary in order to satisfy its legal obligations. On or before the third business day following the Closing, the Issuer will issue a press release acceptable to each of the parties hereto describing the transactions contemplated by this Agreement, and promptly thereafter file a Current Report on Form 8-K with the SEC, attaching such press release.

         FURTHER ASSURANCES. Each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be reasonably necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the

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transactions contemplated hereby. Each of the Investor and the Issuer shall make on a prompt and timely basis all governmental or regulatory notifications and filings required to be made by it with or to any Governmental Authority in connection with the consummation of the transactions contemplated hereby. The Issuer and the Investor each agree to cooperate with the other in the preparation and filing of all forms, notifications, reports and information, if any, required or reasonably deemed advisable pursuant to any Requirement of Law or the rules of Nasdaq Stock Market in connection with the transactions contemplated by this Agreement and to use their respective commercially reasonable efforts to agree jointly on a method to overcome any objections by any Governmental Authority to any such transactions. Except as may be specifically required hereunder, neither of the parties hereto or their respective Affiliates shall be required to agree to take any action that in the reasonable opinion of such party would result in or produce a Material Adverse Effect on such party.

         NOTIFICATION OF CERTAIN MATTERS. Each party hereto shall give prompt notice to the other party of the occurrence, or non-occurrence, of any event which would be likely to cause any representation and warranty herein to be untrue or inaccurate, or any covenant, condition or agreement herein not to be complied with or satisfied.

         CONFIDENTIAL INFORMATION; STANDSTILL. (a) The Investor agrees that no portion of the Confidential Information (as defined below) shall be disclosed to third parties, except as may be required by law, without the prior written consent of the Issuer provided that the Investor may share such information with such of its officers and professional advisors as may need to know such information to assist the Investor in its evaluation thereof on the condition that such parties agree to be bound by the terms hereof. All Confidential Information received by the Investor shall be promptly returned or destroyed, as directed by the Issuer. "Confidential Information" means all written data, reports, records or materials and any and all other confidential or disclosure information or materials obtained from the Issuer or its professional advisors, which are not yet publicly available. Confidential Information excludes information that is publicly available or already known to the Investor through a source not bound by any confidentiality obligation. Notwithstanding the foregoing, the Issuer and Investor acknowledge and agree that the Issuer has not provided any Confidential Information to Investor in connection with this Agreement or the transactions contemplated hereby.

                  (b) For a period of one year from the Closing Date, the Investor will not, without the prior written consent of the Issuer (i) propose to enter into any acquisition of all or substantially all of the assets or stock of the Issuer or a merger or other business combination involving the Issuer;
(ii) seek to control the management, Board of Directors or policies of the Issuer; or (iii) form, join or in any way participate in a "group" (within the meaning of Section 13(d) (3) of the Securities Act of 1934) with respect to any securities of the Issuer in connection with any of the foregoing. Notwithstanding the foregoing, this section shall not restrict the Investor's acquisition or disposition of shares of the Issuer's Common Stock through open market purchases or sales.

         5.5 CERTAIN TRADING RESTRICTIONS.

                  (a) Restrictions. From and after the Closing, for so long as a the Investor continues to hold any Shares acquired hereunder, the Investor will not, nor will it knowingly through its Affiliates engage in any Short Sales, except on those days (each a "Permitted Day") on which the aggregate short position with respect to the Common Stock of the Investor prior to giving effect to any Short Sales by the Investor on such Permitted Day does not exceed such Investor's Permitted Share Position (as defined below) on such Permitted Day; provided, however, that the Investor will only be entitled to engage in transactions that constitute Short Sales on a Permitted Day to the extent that following such transaction, the aggregate short position with respect to the Common Stock of the Investor does not exceed such Investor's Permitted Share Position. For purposes of Section 5.5, the Investor's "Permitted Share Position" means, with respect to any date of determination, the number of shares of Common Stock owned by the Investor (including Shares).

                  (b) Other Transactions Permitted. Subject to Section 5.5(a) and applicable securities laws, the Issuer acknowledges and agrees that nothing in Section 5.5 shall prohibit the Investor from, and Investor is permitted to, engage, directly or indirectly, in hedging transactions involving the Shares and the Common Stock (including, without limitation, by way of short sales, purchases and sales of options, swap transactions and synthetic transactions) at any time.

         5.6 FORM D FILING. The Issuer agrees that it shall file in a timely manner a Form D relating to the sale of the Shares under this Agreement, pursuant to Regulation D promulgated under the Securities Act.

         6. REGISTRATION RIGHTS

The Investor shall have the following registration rights with respect to the Registrable Securities owned by it:

         TRANSFER OF REGISTRATION RIGHTS. Subject to the provisions of this Agreement, the Investor may assign the registration rights with respect to the Shares to any party or parties to which it may from time to time transfer the Shares, provided that the transferee agrees in writing with the Issuer to be bound by the applicable provisions of this Agreement regarding such registration rights and indemnification relating thereto. Upon assignment of any registration rights pursuant to this Section 6.1, the Investor shall deliver to the Issuer a notice of such assignment which includes the identity and address of any assignee and such other information reasonably requested by the Issuer in connection with effecting any such registration (collectively, the Investor and each such subsequent holder is referred to as a "Holder"). Notwithstanding anything to the contrary herein, the rights of a Holder pursuant to Article 6 may be assigned only to a transferee or assignee of any Registrable Securities if such transferee or assignee acquires at least 500,000 shares of such Holder's Registrable Securities (equitably adjusted for any stock splits, subdivisions, stock dividends, changes, combinations or the like) or less if the shares being transferred constitute all of such transferring Holder's Registrable Securities.

         REQUIRED REGISTRATION. The Issuer shall use best efforts to file a Registration Statement on Form S-3 (the "Shelf Registration Statement") on or before March 31, 2004, pursuant to which the Shares shall be registered for resale. The Issuer shall use reasonable efforts to cause the SEC to declare the Shelf Registration Statement effective as soon as practicable after filing and to thereafter maintain the effectiveness of the Shelf Registration Statement until such time as the Issuer reasonably determines, based on an opinion of counsel, that the Holders will be eligible to sell all of the Shares then owned by the Holders without the need for continued registration of the Shares in the three month period immediately following the termination of the effectiveness of the Shelf Registration Statement. Notwithstanding the foregoing, the Issuer's obligations contained in this Section 6.2 shall terminate on the second anniversary of the date of this Agreement. The Issuer covenants that it will provide written notice to the Investor that the Issuer's registration statement on Form S-3 registering the Shares sold hereunder to the Investor has been declared effective by the SEC, which notice shall be given promptly after the Issuer has received notice of such effectiveness from the SEC.

         REGISTRATION PROCEDURES.

                  In case of the Shelf Registration Statement effected by the Issuer subject to this Article 6, the Issuer shall keep the Investor, on behalf of each Holder, advised in writing as to the initiation of such registration, and as to the completion thereof. In addition, subject to Section 6.2 above, the Issuer shall, to the extent applicable to the Shelf Registration Statement:

                           (i)      prepare and file with the SEC such
amendments and supplements to the Shelf Registration Statement as may be necessary to keep such registration, effective and comply with provisions of the Securities Act with respect to the disposition of all securities covered thereby during the period referred to in Section 6.2;

                           (ii)     update, correct, amend and supplement the
Shelf Registration Statement as necessary;

                           (iii)    notify Holder when the Shelf Registration
Statement is declared effective by the SEC, and furnish such number of prospectuses, including preliminary prospectuses, and other documents incident thereto as Holder may reasonably request from time to time;

                           (iv)     use its commercially reasonable efforts to
register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions of the United States where an exemption is not available and as Holder may reasonably request to enable it to consummate the disposition in such jurisdiction of the Registrable Securities (provided that the Issuer will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this provision, or (ii) consent to general service of process in any such jurisdiction, or (iii) subject itself to taxation in any jurisdiction where it is not already subject to taxation);

                           (v)      notify Holder at any time when a prospectus
relating to the Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Shelf Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and at the request of Holder, the Issuer will prepare a supplement or amendment to such prospectus, so that, as thereafter delivered to purchasers of such shares, such prospectus will not contain any untrue statements of a material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                           (vi)     cause all such Registrable Securities to be
listed on each securities exchange on which similar securities issued by the Issuer are then listed and obtain all necessary approvals from The Nasdaq Stock Market for trading thereon;

                           (vii)    provide a transfer agent and registrar for
all such Registrable Securities not later than the effective date of the Shelf Registration Statement; and

                           (viii)   upon the sale of any Registrable Securities
pursuant to the Shelf Registration Statement, direct the transfer agent to remove all restrictive legends from all certificates or other instruments evidencing the Registrable Securities.

                  Notwithstanding anything stated or implied to the contrary in
Section 6.3(a) above, the Issuer shall not be required to consent to any underwritten offering of the Registrable Securities or to any specific underwriter participating in any underwritten public offering of the Registrable Securities.

                  Each Holder agrees that upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 6.3(a)(v), such Holder will forthwith discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6.3(a)(v) and, if so directed by the Issuer, will deliver to the Issuer at the Issuer's expense all copies, other than permanent file copies, then in such Holder's possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

                  Except as required by law, all expenses incurred by the Issuer in complying with this Article 6, including but not limited to, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel and accountants for the Issuer, blue sky fees and expenses (including fees and disbursements of counsel related to all blue sky matters) ("Registration Expenses") incurred in connection with any registration, qualification or compliance pursuant to this Article 6 shall be borne by the Issuer. All underwriting discounts and selling commissions applicable to a sale incurred in connection with any registration of Registrable Securities and the legal fees and other expenses of a Holder shall be borne by such Holder.

         FURTHER INFORMATION. If Registrable Securities owned by a Holder are included in any registration, such Holder shall furnish the Issuer such information regarding itself as the Issuer may reasonably request and as shall be required in connection with any registration (or amendment or supplement thereto), referred to in this Agreement, and Holder shall indemnify the Issuer with respect thereto in accordance with Article 7 hereof. The Investor hereby represents and warrants to the Issuer that it has accurately and completely provided the requested information and answered the questions numbered (a) through (d) on the signature pages of this Agreement, and the Investor agrees and acknowledges that the Issuer may rely on such information as being true and correct for purposes of preparing and filing the Shelf Registration Statement at the time of filing thereof and at the time it is declared effective, unless the Investor has notified the Issuer in writing to the contrary prior to such time.

         RIGHT OF SUSPENSION

                  Notwithstanding any other provision of this Agreement or any related agreement to the contrary, if any, the Issuer shall have the right, at any time, to suspend the effectiveness of the Shelf Registration Statement and offers and sales of the Registrable Securities covered thereby whenever, in the good faith judgement of the Issuer, (i) continuing such effectiveness or permitting such offers and sales could reasonably be expected to have an adverse effect upon a proposed sale of all or substantially all of the assets of the Issuer or a merger, acquisition, reorganization, recapitalization or similar current transaction materially affecting the capital structure or equity ownership of the Issuer, (ii) there exists a material development or a potential material development with respect to or involving the Issuer that the Issuer would be obligated to disclose in the prospectus used in connection with the Shelf Registration Statement, which disclosure, in the good faith judgment of the Issuer, after considering the advice of counsel, would be premature or otherwise inadvisable at such time, or (iii) the Shelf Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances, not misleading (a "Suspension Event"). In the event that the Issuer shall determine to so suspend the effectiveness of the Shelf Registration Statement and offers and sales of the Registrable Securities covered thereby, the Issuer shall, in addition to performing those acts required to be performed under the Securities Act and/or the Exchange Act or deemed advisable by the Issuer, deliver to each Holder written notice thereof, signed by the Chief Financial Officer or Chief Executive Officer of the Issuer. Upon receipt of such notice, the Holders shall discontinue disposition of the Registrable Securities covered by the Shelf Registration Statement and prospectus until such Holders (x) are advised in writing by the Issuer that the use of the Shelf Registration Statement and prospectus (and offers and sales thereunder) may be resumed, (y) have received copies of a supplemental or amended prospectus, if applicable, and (z) have received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference into such prospectus. The Issuer will exercise commercially reasonable efforts to ensure that the use of the Shelf Registration Statement and prospectus may be resumed as quickly as practicable, provided, however, that in the event of a Suspension Event, the Issuer's obligation under Section 6.2 to maintain the effectiveness of the registration statement until the first anniversary of the date of the effectiveness of the registration statement shall be extended on a day-for-day basis equal to the amount of time that such Shelf Registration Statement shall have been suspended.

                  (b) The Issuer's right to suspend the effectiveness of the Shelf Registration Statement and the offers and sales of the Registrable Securities covered thereby, as described above, shall be for a period of time (the "Suspension Period") beginning on the date of the occurrence of the Suspension Event and expiring on the earlier to occur of (i) the date on which the Suspension Event ceases, or (ii) forty five (45) days after the occurrence of the Suspension Event; provided, however, that there shall not be more than two Suspension Periods in any 12 month period.

         7. INDEMNIFICATION

         INDEMNIFICATION RELATING TO REGISTRATION RIGHTS.

                  With respect to any registration, effected or to be effected pursuant to Article 6 of this Agreement, the Issuer shall indemnify each Holder of Registrable Securities whose securities are included in a registration statement, each of such Holder's directors and officers, each underwriter (as defined in the Securities Act) of the securities sold by such Holder (if any), and each Person who controls (within the meaning of the Securities Act) any such Holder or underwriter (a "Controlling Person") from and against all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) or deficiencies of any such Holder or any such underwriter or Controlling Person if any of the foregoing arise out of:

                           (i)      any untrue statement (or alleged untrue
statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration;

                           (ii)     any omission (or alleged omission) to state
therein a material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which it was made, not misleading; or

                           (iii)    any violation by the Issuer of the
Securities Act or any rule or regulation promulgated thereunder applicable to the Issuer, or of any blue sky or other state securities laws or any rule or regulation promulgated thereunder applicable to the Issuer, in each case, relating to any action or inaction required of the Issuer in connection with any such registration, and subject to Section 7.2 below will reimburse each such Person entitled to indemnity under this Section 7.1 for all legal and other expenses reasonably incurred in connection with investigating or defending any such loss, damage, liability, claim, charge, action, proceeding, demand, judgment, settlement or deficiency; provided, however, that, the foregoing indemnity and reimbursement obligation shall not be applicable to the extent that any such matter arises out of or is based on (A) any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such Holder or by or on behalf of such an underwriter specifically for use in such prospectus, offering circular or other document, or
(B) the failure of the Holder to
comply with its obligations to discontinue disposition of Registrable Securities during the suspension of a registration statement as set forth in Section 6.5(a).

                  With respect to any registration, qualification or compliance effected or to be effected pursuant to this Agreement, each Holder of Registrable Securities whose securities are included in a registration statement, shall indemnify the Issuer or any Controlling Person, and the directors and officers of the Issuer or any Controlling Person, from and against all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, reasonable attorneys' fees and expenses) or deficiencies of the Issuer if any of the foregoing arise out of:

                           (i)      any untrue statement (or alleged untrue
statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance;

                           (ii)     any omission (or alleged omission) to state
therein a material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which it was made, not misleading; or

                           (iii)    any violation by such Holder of the
Securities Act or any rule or regulation promulgated thereunder applicable to the Issuer or such Holder or of any blue sky or other state securities laws or any rule or regulation promulgated thereunder applicable to the Issuer or such Holder, in each case, relating to any action or inaction required of such Holder in connection with any such registration, qualification or compliance, and subject to Section 7.2 below will reimburse the Issuer for all legal and other expenses reasonably incurred in connection with investigating or defending any such loss, damage, liability, claim, charge, action, proceeding, demand, judgment, settlement or deficiency; provided, however, that, the foregoing indemnity and reimbursement obligation shall only be applicable to the extent that any such matter arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of the Holder specifically for use in such prospectus, offering circular or other document; provided, however, that, the obligation of the Holder hereunder shall be limited to an amount equal to the proceeds to the Holder of Registrable Securities sold as contemplated hereunder.

         INDEMNIFICATION PROCEDURES. Each Person entitled to indemnification under this Section (an "Indemnified Party") shall give notice as promptly as reasonably practicable to each party required to provide indemnification under this Section (an "Indemnifying Party") of any action commenced against or by it in respect of which indemnity may be sought hereunder, but failure to so notify an Indemnifying Party shall not relieve such Indemnifying Party from any liability that it may have otherwise than on account of this indemnity agreement so long as such failure shall not have materially prejudiced the position of the Indemnifying Party. Upon such notification, the Indemnifying Party shall assume the defense of such action if it is a claim brought by a third party, if and after such assumption the Indemnified Party shall not be entitled to reimbursement of any expenses incurred by it in connection with such action except as described below. In any such action, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the contrary or (ii) the named parties in any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing or conflicting interests between them. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which shall not be unreasonably withheld or delayed by such Indemnifying Party), but if settled with such consent or if there be final judgment for the plaintiff, the Indemnifying Party shall indemnify the Indemnified Party from and against any loss, damage or liability by reason of such settlement or judgment.

         8. CONDITIONS TO CLOSING

         CONDITIONS TO THE OBLIGATIONS OF THE INVESTOR. The obligations of the Investor to proceed with the Closing is subject to the following conditions any and all of which may be waived, in whole or in part, to the extent permitted by applicable law:

                  Representations and Warranties. Each of the representations and warranties of the Issuer contained in this Agreement shall be true and correct in all material respects as of the Closing as though made on and as of the Closing, except (i) for changes specifically permitted by this Agreement, and (ii) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date, except in any case for such failures to be true and correct which would not, individually or in the aggregate, have a Material Adverse Effect on the Issuer. Unless the Investor receives written notice to the contrary at the Closing, Investor shall be entitled to assume that the preceding is accurate in all respects at the Closing.

                  Agreement and Covenants. The Issuer shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing. Unless the Investor receives written notice to the contrary at the Closing, Investor shall be entitled to assume that the preceding is accurate in all respects at the Closing.

                  No Order. No governmental authority or other agency or commission or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction, or other order (whether temporary, preliminary or permanent) which is in effect and which materially restricts, prevents or prohibits consummation of the Closing or any transaction contemplated by this Agreement.

                  Opinion of Issuer's Counsel. The Holder shall have received an opinion of Issuer's counsel, dated the Closing Date, with respect to legal matters customary for private offerings of this type.

                  Securities Exemptions. The offer and sale of the Shares pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

                  No Suspension of Trading or Listing of Common Stock. The Common Stock of the Issuer (i) shall be designated for quotation or listed on Nasdaq and (ii) shall not have been suspended from trading on Nasdaq.

                  Officer's Certificate. The Issuer shall have delivered to the Investor a certificate of the Issuer executed by the an officer of the Issuer attaching and certifying to the truth and correctness of (1) the Issuer's Certificate of Incorporation; (2) the Issuer's By-laws; and (3) the resolutions adopted by the Issuer's Board of Directors in connection with the transactions contemplated by this Agreement.

         CONDITIONS TO THE OBLIGATIONS OF THE ISSUER. The obligations of the Issuer to proceed with the Closing is subject to the following conditions any and all of which may be waived, in whole or in part, to the extent permitted by applicable law:

                  Representations and Warranties. Each of the representations and warranties of the Investor contained in this Agreement shall be true and correct as of the Closing as though made on and as of the Closing, except (i) for changes specifically permitted by this Agreement, and (ii) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date. Unless the Issuer receives written notification to the contrary at the Closing, the Issuer shall be entitled to assume that the preceding is accurate in all respects at the Closing.

                  Agreement and Covenants. The Investor shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing. Unless the Issuer receives written notification to the contrary at the Closing, the Issuer shall be entitled to assume that the preceding is accurate in all respects at the Closing.

                  No Order. No governmental authority or other agency or commission or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction, or other order (whether temporary, preliminary or permanent) which is in effect and which materially restricts, prevents or prohibits consummation of the Closing or any transaction contemplated by this Agreement.

                  Securities Exemptions. The offer and sale of the Shares pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

                  No Suspension of Trading or Listing of Common Stock. The Common Stock of the Issuer (i) shall be designated for quotation or listed on Nasdaq and (ii) shall not have been suspended from trading on Nasdaq.

         9. MISCELLANEOUS

         DEFINED TERMS. As used herein the following terms shall have the following meanings:

                  "Affiliate" shall have the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

                  "Certificate of Incorporation" means the Issuer's Certificate of Incorporation, as the same may be supplemented, amended or restated from time to time.

                  "Closing" has the meaning in Article 2 of this Agreement.

                  "Common Stock" has the meaning specified in the Recitals to this Agreement.

                  "Contract" means any indenture, lease, sublease, loan agreement, mortgage, note, restriction, commitment, obligation or other contract, agreement or instrument.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "GAAP" means generally accepted accounting principles in effect in the United States of America from time to time.

                  "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity or official exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Investor" has the meaning specified in the Recitals to this Agreement.

                  "Issuer" means LOUDEYE CORP., a Delaware corporation.

                  "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code or comparable law or any jurisdiction in connection with such mortgage, pledge, security interest, encumbrance, lien or charge).

                  "Material Adverse Change (or Effect)" means a material and adverse change in (or effect on) the financial condition, properties, assets, liabilities, rights, obligations, operations or business, of a Person and its Subsidiaries taken as a whole. As used in this Agreement with reference to the Issuer, "Material Adverse Change (or Effect)" shall not include any change, event, violation, inaccuracy, circumstance or effect directly and primarily resulting from (i) changes in general economic conditions or changes affecting the industry generally in which the Issuer operates (provided that such changes do not affect the Issuer in a substantially disproportionate manner) or (ii) changes in the trading prices for the Issuer's Common Stock which are unrelated to a breach by the Issuer of this Agreement.

                  "Person" means an individual, partnership, corporation, business trust, joint stock company, estate, trust, unincorporated association, joint venture, Governmental Authority or other entity, of whatever nature.

                  "Purchase Price" has the meaning specified in Section 1.1 of this Agreement.

                  "Register", "registered" and "registration" refer to a registration of the offering and sale or resale of Common Stock effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.

                  "Registrable Securities" means all Shares of Common Stock acquired by the Investors and any other shares of Common Stock or other securities issued in respect of such shares by way of a stock dividend or stock split or in connection with a combination or subdivision of the Issuer's Common Stock or by way of a recapitalization, merger or consolidation or reorganization of the Issuer; provided, however, that, as to any particular securities, such securities will cease to be Registrable Securities when they have been sold pursuant to registration or in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

                  "Requirements of Law" means as to any Person, the certificate of incorporation, by-laws or other organizational or governing documents of such person, and any domestic or foreign and federal, state or local law, rule, regulation, statute or ordinance or determination of any arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its property is subject.

                  "SEC" means the Securities and Exchange Commission.

                  "SEC Reports" has the meaning specified in Section 3.7 of this Agreement.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Shares" has the meaning specified in Section 1.1 of this Agreement.

                  "Subsidiary" means as to any Person, a corporation or limited partnership of which more than 50% of the outstanding capital stock or partnership interests having full voting power is at the time directly or indirectly owned or controlled by such Person.

         OTHER DEFINITIONAL PROVISIONS.

                  All terms defined in this Agreement shall have the defined meanings when used in any certificates, reports or other documents made or delivered pursuant hereto or thereto, unless the context otherwise requires.

                  Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

                  All accounting terms shall have a meaning determined in accordance with GAAP.

                  As used herein, the neuter gender shall also denote the masculine and feminine, and the masculine gender shall also denote the neuter and feminine, where the context so permits.

                  The words "hereof," "herein" and "hereunder," and words of similar import, when used in this Agreement shall refer to this Agreement as a whole (including any Exhibits hereto) and not to any particular provision of this Agreement.

         NOTICES. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and Fax numbers (or to such other addresses or Fax numbers which such party shall subsequently designate in writing to the other party):

                  if to the Issuer to:

                           Loudeye Corp.
                           1130 Rainier Avenue South
                           Seattle, WA 98144
                           Attention: Jeffrey Cavins, Chief Executive Officer
                           Fax: (206) 830-5351

                           With a copy to:
                           Jerry Goade, Chief Financial Officer
                           Fax: (206) 830-5351

                  if to the Investor, to the address set forth next to its name on the signature page hereto.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered by hand, by messenger or by courier, or if sent by facsimile, upon confirmation of receipt.

         STOCK SPLITS, DIVIDENDS AND OTHER SIMILAR EVENTS. The provisions of this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend, reorganization or other similar event that may occur with respect to the Issuer after the date hereof.

         ENTIRE AGREEMENT. This Agreement (including the Exhibits attached hereto) and other documents delivered at the Closing pursuant hereto, contain the entire understanding of the parties in respect of its subject matter and supersedes all prior agreements and understandings between or among the parties with respect to such subject matter. The Exhibits constitute a part hereof as though set forth in full above.

         EXPENSES; TAXES. Except as otherwise provided in this Agreement, the parties shall pay their own fees and expenses, including their own counsel fees, incurred in connection with this Agreement or any transaction contemplated hereby. Any sales tax, stamp duty, deed transfer or other tax (except taxes based on the income of the Investor) arising out of the initial issuance of the Shares (but not with respect to subsequent transfers) by the Issuer to the Investor and consummation of the transactions contemplated by this Agreement shall be paid by the Issuer.

         AMENDMENT; WAIVER. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Issuer and Investors holding, or obligated to purchase, at least two thirds of the Registrable Securities or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the parties under this Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

         BINDING EFFECT; ASSIGNMENT. The rights and obligations of this Agreement shall bind and inure to the benefit of the parties and their respective successors and legal assigns. The rights and obligations of this Agreement may not be assigned by any party without the prior written consent of the other party.

         COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

         HEADINGS. The headings contained in this Agreement are for convenience of reference only and are not to be given any legal effect and shall not affect the meaning or interpretation of this Agreement.

         GOVERNING LAW; INTERPRETATION. This Agreement shall be construed in accordance with and governed for all purposes by the laws of the State of New York applicable to contracts executed and to be wholly performed within such State. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

         SEVERABILITY. The parties stipulate that the terms and provisions of this Agreement are fair and reasonable as of the date of this Agreement. However, any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. If, moreover, any of those provisions shall for any reason be determined by a court of competent jurisdiction to be unenforceable because excessively broad or vague as to duration, activity or subject, it shall be construed by limiting, reducing or defining it, so as to be enforceable.

              [SIGNATURES AND OTHER INFORMATION ON NEXT FIVE PAGES]

         IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed and delivered as of the date set forth below.

NAME OF INVESTOR:                           ADDRESS FOR NOTICES (Please Print):

___________________________                 ____________________________________

                                            ____________________________________
SIGNATURE:                                  ____________________________________
                                            Attention:__________________________

By:___________________________              Fax:________________________________
   Name:
   Title:                                   Tax Identification #:_______________

Exact Name to appear on Stock Certificate:  ____________________________________

Number of Shares Subscribed For:            ________________________

Aggregate Purchase Price (see Section 1.1): $_______________________

The Investor hereby provides the following additional information:

         (a) Excluding the shares of Common Stock subscribed for above, set forth below is the number of shares of Common Stock and options rights or warrants of LOUDEYE CORP. ("Options" and together with the Common Stock, "Securities") which the Investor beneficially owns or of which the Investor is the record owner on the date hereof. Please refer to the definition of beneficial ownership on Exhibit C attached hereto. If none, please so state.

Number of Shares: __________________ (excluding the Shares subscribed for above)

Number of Options: __________________

Please indicate by an asterisk (*) above if the Investor disclaims "beneficial ownership" of any of the above listed Securities, and indicate in response to question (b) below who has beneficial ownership.

         (b)      If the Investor disclaims "beneficial ownership" in question
(a), please furnish the following information with respect to the person(s) other than the Investor who is the beneficial owner(s) of the Securities in question. If not applicable, please check box: [ ]

                  Name of Beneficial Owner:_____________________________________
                  Relationship to the Investor:_________________________________
                  Number of Securities Beneficially Owned:______________________

                                         NAME OF INVESTOR:_____________

         (c) As to the Securities indicated as being "beneficially owned" in answers to question (a) and (b) does any person other than the person identified as the "beneficial owner" have:

                  (i) the sole or shared power to vote or to direct the vote of any such Securities?

                  Yes_____   No ______

or                (ii)     the sole or shared power to dispose or to direct the
disposition of any such Securities (referred to as "dispositive power")?

                  Yes ______ No ________

If the answer is "Yes" to either of the forgoing questions, the Investor should set forth below the name and address of each person who has either such power or with whom the indicated "beneficial owner" shares such power, together with such number of shares to which such rights relates.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

IF THE INVESTOR IS AN ENTITY OR A TRUST:

The Investor must list the name of each natural person associated with the Investor entity or trust who has or shares voting or dispositive power with respect to the shares indicated as being "beneficially owned" in answers to questions (a) or (c). For an investment or holding company, the investment manager(s) would normally be the person(s) who hold(s) or share(s) voting and dispositive power. For a trust, the natural person(s) holding or sharing voting or dispositive power would normally be the trustee(s). For other types of entities, the natural person(s) holding or sharing voting or dispositive power would normally be the officer(s) empowered by the board of directors to make such decisions, or if there is no such officer, each of the directors. Disclosure is required for each natural person who in practice has voting or dispositive power, regardless of that person's formal title or position within the organization.

                                             NAME OF INVESTOR:____________

                      TYPE OF POWER:
NAME OF NATURAL     VOTING/DISPOSITIVE/
   PERSON                 BOTH                 ADDRESS       POSITION OR TITLE
------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

         (d) In any pending legal proceeding, is the Investor or any of its affiliates a party, or does the Investor or any such associate have an interest, adverse to the Issuer or any affiliate of the Issuer?

                  Yes _______ No ___________

If the answer is "Yes," please describe, and state the nature and amount of, such interest.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

         (e) Is there any family relationship (including relationships by blood, marriage, and adoption, except those more remote than first cousin) between the Investor or any of its affiliates and any director or officer of the Issuer, any affiliate of the Issuer or any person who has been chosen to become a director or officer of the Issuer?

                  Yes ______  No _________

If the answer is "Yes," please describe the relationship.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                       NAME OF INVESTOR:_____________

         (f) Are any of the Securities listed in response to question (a) the subject of a voting agreement, contract or other arrangement whereby others have voting control over, or any other interest in, any of the Investor's Securities?

                                 [ ] Yes [ ] No

If the answer is "Yes", please give details:
____________________________________________.

         (g) Please describe each position, office or other material relationship which the Investor has had with the Issuer or any of its affiliates, including any Subsidiary of the Issuer, within the past three years. Please include a description of any loans or other indebtedness, and any contracts or other arrangements or transactions involving a material amount, payable by the Investor to the Issuer or any of its affiliates, including its Subsidiaries, or by the Issuer or any of its affiliates, including its Subsidiaries, to the Investor. "Affiliates" of the Issuer include its directors and executive officers, and any other person controlling or controlled by the Issuer. IF NONE, PLEASE SO STATE.

Answer:

         (h) Please provide the name and address of other person(s), if any, to whom any proxy statements, registration statements (including notice of effectiveness thereof), prospectuses or similar documents and information should be delivered by the Issuer on behalf of the Investor in the future, with respect to the Investor's shares:

                 _____________________________________
                 _____________________________________
                 _____________________________________
                 _____________________________________

         (i) Please advise of special stock certificate delivery requirements for closing, if any:

         (j) Please advise if a NASD member has placed with you the Shares being purchased hereunder: (Name of Member:) ___________________________________

ACCEPTED: LOUDEYE CORP.

         By: _______________________         Dated: __________________, 2004
             Name:
             Title:

                                    EXHIBIT A

              [Copy of Rule 501(a) under Regulation D is attached]

                                    EXHIBIT B

                              DISCLOSURE DOCUMENTS

THE INVESTOR IS URGED TO REVIEW THE FOLLOWING DOCUMENTS WHICH ARE DELIVERED HEREWITH AND INCORPORATED BY REFERENCE HEREIN AS IF RESTATED HEREIN:

         1.       Form 10-K for the fiscal year ended December 31, 2002

                  Forms 10-Q for the quarters ended March 31, 2003, June 30, 2003 (as amended) and September 30, 2003

                  Definitive Proxy Statement dated June 19, 2003

                  Form 8-K dated January 9, 2004]

         2.       Recent Press Releases

         3. SALES OR THE PERCEPTION OF FUTURE SALES OF OUR COMMON STOCK MAY DEPRESS OUR STOCK PRICE. BECAUSE THE MARKET PRICES FOR TECHNOLOGY-RELATED STOCKS ARE LIKELY TO REMAIN VOLATILE, OUR STOCK PRICE MAY BE MORE ADVERSELY AFFECTED THAN OTHER COMPANIES BY SUCH FUTURE SALES.

         Sales of substantial numbers of shares of our Common Stock in the public market, or the perception that significant sales are likely, could adversely affect the market price of our Common Stock. Compliance with the registration rights provisions of the Subscription Agreement could create the perception that all Shares that are a part of this Offering will soon be available for sale, and this number of Shares is greater than the average trading volume for our shares. No prediction can be made as to the effect, if any, that market sales of such Shares will have on the market price of our Common Stock. Sales of substantial amounts of such Shares in the public market could adversely affect the market price of our Common Stock.

         4. THE OFFERING PRICE OF THE SHARES MAY NOT BEAR ANY RELATIONSHIP TO OUR ASSETS, BOOK VALUE, EARNINGS HISTORY, OR OTHER ESTABLISHED CRITERIA. AS A RESULT, YOU MAY EXPERIENCE IMMEDIATE AND SUBSTANTIAL DILUTION.

         The offering price of the Shares was established based on such factors as our capital requirements, financial conditions and prospects, percentage of ownership to be held by investors following this Offering, and the general condition of securities markets at the time of the Offering. The offering price does not necessarily bear any relationship to our assets, book value, earnings history or other established criteria of value. As a result, you may experience immediate and substantial dilution.

         5. WE ARE UNABLE TO DETERMINE WITH CERTAINTY WHEN THE REGISTRATION STATEMENT TO BE FILED WITH THE SEC WILL BE DECLARED EFFECTIVE. CONSEQUENTLY, YOU MAY NOT BE ABLE TO SELL YOUR SHARES FOR A SUBSTANTIAL PERIOD OF TIME.

         Although we have undertaken to register the Shares for resale by you, you should be aware that we are unable to determine with certainty when the registration statement to be filed with the SEC will become effective. In addition, the SEC may seek to review our registration statement, in which case, the period necessary to achieve effectiveness of the registration statement with the SEC will be affected by our ability to provide the SEC with sufficient disclosures satisfactory to the SEC. The length of the SEC review process is uncertain and may extend to a number of months. As you are aware, the Shares being sold in this Offering are restricted in nature and may not be publicly resold absent the effectiveness of the registration statement or pursuant to an applicable exemption from registration. Consequently, you may not be able to sell your Shares for a substantial period of time.

         6. WE MAY ALLOCATE THE NET PROCEEDS OF THIS OFFERING IN WAYS WITH WHICH YOU MAY NOT AGREE.

         We will have broad discretion in how we apply the net proceeds from this Offering. Because the net proceeds of this Offering are not required to be allocated to any specific investment or transaction, you cannot determine at this time the value or appropriateness of our application of the net proceeds, and you and other shareholders may not agree with our decisions. For example, we may attempt to acquire other businesses or assets using a portion of the net proceeds of this Offering which otherwise could have been used for working capital. There can be no assurance that we will be able to acquire any desirable businesses or assets or that, if acquired, that we will be able to successfully develop or integrate such businesses or assets.

                                                                  EXECUTION COPY

                                    EXHIBIT C

Explanation of "BENEFICIAL OWNERSHIP"

         Securities that are subject to a power to vote or dispose are deemed beneficially owned by the person who holds such power, directly or indirectly. This means that the same securities may be deemed beneficially owned by more than one person, if such power is shared. In addition, the beneficial ownership rules provide that shares which may be acquired upon exercise of an option or warrant, or which may be acquired upon the termination of a trust, discretionary account or similar arrangement, which can be effected within a period of 60 days from the date of determination, are deemed to be "beneficially" owned. Furthermore, shares that are subject to rights or powers even though such rights or powers to acquire are not exercisable within the 60-day period may also be deemed to be beneficially owned if the rights or powers were acquired "with the purpose or effect of changing or influencing the control of the issuer or in connection with or as a participant in any transaction having such purpose or effect."

         In determining whether securities are "beneficially owned," benefits which are substantially equivalent to those of ownership by virtue of any contract, understanding, relationship, agreement or other arrangement should cause the securities to be listed as "beneficially owned."

         Thus, for example, securities held for a person's benefit in the name of others or in the name of any estate or trust in which such person may be interested should also be listed. Securities held by a person's spouse, children or other members of such person's family who are such person's dependents or who live in such person's household should be listed as "beneficially owned" unless such person does not enjoy benefits equivalent to those of ownership with respect to such securities.

         If a person has a proprietary or beneficial interest in a controlled corporation, partnership, personal holding company, trust or estate which owns of record or beneficially any securities, such person should state the amount of such securities owned by such controlled corporation, partnership, personal holding company, trust or estate in lieu of allocating such person's proprietary interest, and by note or otherwise, please indicate that. In any case, the name of the controlled corporation, partnership, personal holding company, or estate must be stated.

      In all cases the nature of the beneficial ownership should be stated.